                                                                   EXHIBIT 4.1.2

                          FIRST SUPPLEMENTAL INDENTURE

                  THIS FIRST SUPPLEMENTAL INDENTURE, dated as of September 13, 1999 (this "First Supplemental Indenture"), to the Indenture (as defined below), among Lodgian Financing Corp., a Delaware corporation (the "Company"), Lodgian, Inc., the Subsidiary Guarantors (as defined therein), the Subsidiary of the Company listed on Schedule A annexed hereto (the "Additional Guarantor") and Bankers Trust Company, as Trustee (the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Company has issued its 12 1/4% Senior Subordinated Notes due 2009 (the "Securities") in the aggregate principal amount of $200,000,000 under and pursuant to the Indenture, dated as of July 23, 1999 (the "Indenture"), among the Company, the Guarantors listed therein and the Trustee; and

                  WHEREAS, the Additional Guarantor has become a Restricted Subsidiary and pursuant to Section 4.20 of the Indenture is entering into this First Supplemental Indenture to thereby become a Guarantor as provided in Article Ten of the Indenture; and

                  WHEREAS, pursuant to Section 9.01(5) of the Indenture, the Company, the Guarantors, the Additional Guarantor and the Trustee may enter into this First Supplemental Indenture without the consent of any Holder; and

                  WHEREAS, all consents and notices required to be obtained and given as conditions to the execution of this First Supplemental Indenture pursuant to the Indenture and all other documents relating to the Securities have been obtained and given;

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I
                           AUTHORIZATION; DEFINITIONS

                  Section 1.01. First Supplemental Indenture. This First Supplemental Indenture is supplemental to, and is entered into, in accordance with Section 9.01 of the Indenture, and except as modified, amended and supplemented by this First Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

                  Section 1.02. Definitions. Unless the context shall otherwise require, all terms which are defined in Section 1.01 of the Indenture shall have the same meanings, respectively, in this First Supplemental Indenture as such terms are given in said Section 1.01 of the Indenture.

                                   ARTICLE II
                              ADDITIONAL GUARANTOR

                  Section 2.01. Additional Guarantor. Pursuant to Section 10.01

of the Indenture, the Additional Guarantor hereby expressly assumes the obligations of, and otherwise agrees to perform all of the duties of, a Guarantor under the Indenture, subject to the terms and conditions thereof, as of the date set forth opposite the name of such Additional Guarantor on Schedule A hereto.

                                   ARTICLE III
                                  MISCELLANEOUS

                  Section 3.01. Effective Date. This First Supplemental Indenture shall become effective upon execution and delivery hereof.

                  Section 3.02. Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 3.03. Acceptance. The Trustee accepts the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth therein as so supplemented. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the due execution by the Company, the Guarantors or the Additional Guarantor, or for or in respect of the recitals contained herein, all of which are made solely by the Company.

                  Section 3.04. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture, by the Company, the Guarantors, the Additional Guarantor or the Trustee shall bind its respective successors and assigns, whether so expressed or not.

                  Section 3.05. Severability. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 3.06. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this First Supplemental Indenture.

                  Section 3.07. Incorporation into Indenture. All provisions of this First Supplemental Indenture shall be deemed to be incorporated in, and made part of, the Indenture, and the Indenture, as amended and supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                       LODGIAN FINANCING CORP.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LODGIAN, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SHEFFIELD MOTEL ENTERPRISES, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       DOTHAN HOSPITALITY 3053, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       DOTHAN HOSPITALITY 3071, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       GADSDEN HOSPITALITY, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO FLAGSTAFF, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LODGIAN ANAHEIM, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LODGIAN ONTARIO, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO PENSACOLA, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO PENSACOLA 7200, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO PENSACOLA 7330, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO FT. PIERCE, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       AMI OPERATING PARTNERS, L.P.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO WEST PALM BEACH, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO WINTER HAVEN, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO SILVER SPRING, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       ALBANY HOTEL, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO NORTHWOODS, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO WINDSOR, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       BRUNSWICK MOTEL ENTERPRISES, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LITTLE ROCK LODGING ASSOCIATES I, L.P.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       ATLANTA-HILLSBORO LODGING, LLC



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LODGIAN RICHMOND, L.L.C.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO ROLLING MEADOWS, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO CEDAR RAPIDS, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President:

                                       SERVICO METAIRIE, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO COLUMBIA, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO COLESVILLE, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO MARYLAND, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       NH MOTEL ENTERPRISES, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       MINNEAPOLIS MOTEL ENTERPRISES, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO ROSEVILLE, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       LODGIAN MOUNT LAUREL, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO JAMESTOWN, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO NEW YORK, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO NIAGARA FALLS, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title:   President

                                       SERVICO GRAND ISLAND, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO MARKET CENTER, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       SERVICO HOUSTON, INC.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

                                       IMPAC HOTELS I, L.L.C.



                                       By: /s/ Robert M. Flanders
                                          --------------------------------------
                                          Name: Robert M. Flanders
                                          Title: President

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                       BANKERS TRUST COMPANY



                                       By: /s/ Susan Johnson
                                          --------------------------------------
                                          Name: Susan Johnson
                                          Title: Assistant Vice President

                                                                      SCHEDULE A

                              ADDITIONAL GUARANTOR

NAME                                                                                                DATE
----                                                                                                ----
Impac Hotels I, L.L.C., a Georgia limited liability company.............................     September 13, 1999